UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 17, 2018

OGE ENERGY CORP.
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

1-12579	73-1481638
(Commission File Number)	(IRS Employer Identification No.)

321 North Harvey, P.O. Box 321, Oklahoma City, Oklahoma	73101-0321
(Address of Principal Executive Offices)	(Zip Code)

405-553-3000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

OGE Energy Corp. (the "Company") is the parent company of Oklahoma Gas and Electric Company, a regulated electric utility with approximately 843,000 customers in Oklahoma and western Arkansas. In addition, the Company holds a 25.6 percent limited partner interest and a 50 percent general partner interest in Enable Midstream Partners, LP.
At the Annual Meeting of Shareholders of the Company held on May 17, 2018, the shareholders:

•	Elected 10 members of the Board of Directors;

•	Ratified the appointment of Ernst & Young LLP as the Company's principal independent accountants for 2018;

•	Approved, on an advisory basis, named executive officer compensation; and

•	Did not approve a shareholder proposal regarding allowing shareholders owning 10 percent of the Company's stock to call special meetings of shareholders.

The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each of such matters, were as stated below.

Proposal No. 1:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Election of Directors

Terms Expiring in 2019
Frank A. Bozich	122,851,167	1,517,051	666,893	34,527,795
James H. Brandi	122,213,583	2,111,434	710,094	34,527,795
Peter D. Clarke	122,978,170	1,402,327	654,614	34,527,795
Luke R. Corbett	121,223,445	3,059,451	752,215	34,527,795
David L. Hauser	122,858,934	1,464,903	711,274	34,527,795
Robert O. Lorenz	121,670,236	2,638,184	726,691	34,527,795
Judy R. McReynolds	122,460,760	1,815,894	758,457	34,527,795
J. Michael Sanner	122,941,795	1,388,187	705,129	34,527,795
Sheila G. Talton	121,150,809	3,209,891	674,411	34,527,795
Sean Trauschke	120,180,192	4,215,780	639,139	34,527,795

Proposal No. 2:	Votes For	Votes Against	Abstentions
Ratification of the appointment of Ernst & Young LLP as the Company's principal independent accountants for 2018	156,430,169	2,306,520	826,217

Proposal No. 3:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory vote to approve named executive officer compensation	119,301,915	4,094,607	1,638,589	34,527,795

Proposal No. 4:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Shareholder proposal regarding allowing shareholders owning 10 percent of the Company's stock to call special meetings of shareholders	50,847,063	72,683,092	1,504,956	34,527,795

Item 8.01. Other Events

As disclosed in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2018, effective January 1, 2018, the Company adopted Accounting Standards Update 2017-07, "Compensation-Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost" ("ASU 2017-07"). ASU 2017-07 requires entities to bifurcate the components of net benefit expense between those that are attributed to compensation for service and those that are not. The service cost component of benefit expense continues to be presented within operating income, but entities are now required to present the other components of benefit expense as non-operating within the income statement. Additionally, ASU 2017-07 only permits the capitalization of the service cost component of net benefit expense. The accounting change is required to be applied on a retrospective basis for the presentation of components of net benefit cost and on a prospective basis for the capitalization of only the service cost component of net benefit costs. The Company has presented the elements of net periodic benefit costs in the accompanying Consolidated Statements of Income in accordance with ASU 2017-07.

The following items of the Company's Annual Report on Form 10-K for the year ended December 31, 2017 have been recast to reflect the previously described implementation of ASU 2017-07 and are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference:

•	Exhibit 99.01
◦Item 6. Selected Financial Data
◦Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
◦Item 8. Financial Statements and Supplementary Data

•	Exhibit 101.INS - XBRL Instance Document

•	Exhibit 101.SCH - XBRL Taxonomy Schema Document

•	Exhibit 101.PRE - XBRL Taxonomy Presentation Linkbase Document

•	Exhibit 101.LAB - XBRL Taxonomy Label Linkable Document

•	Exhibit 101.CAL - XBRL Taxonomy Calculation Linkbase Document

•	Exhibit 101.DEF - XBRL Definition Linkbase Document

The implementation of ASU 2017-07 reflected in the recast financial statements had no effect on the Company's net income for any period. The recast items of the Form 10-K described above have been updated only for the aforementioned implementation of ASU 2017-07. The Company has not otherwise updated for activities or events occurring after the date these items were originally presented. This Current Report on Form 8-K should be read in conjunction with our Form 10-K (except for Items 6, 7 and 8, which are included in this Current Report on Form 8-K) and our other periodic reports on Form 10-Q and Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

23.01	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.
99.01
Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, and Financial Statements and Supplementary Data of the Company (Part II, Items 6, 7 and 8 of the Company's Annual Report on Form 10-K for the year ended December 31, 2017).

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Schema Document
101.CAL	XBRL Taxonomy Presentation Linkbase Document
101.DEF	XBRL Taxonomy Label Linkbase Document
101.LAB	XBRL Taxonomy Calculation Linkbase Document
101.PRE	XBRL Definition Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
(Registrant)

By:	/s/ Sarah R. Stafford
Sarah R. Stafford
Controller and Chief Accounting Officer

May 17, 2018